Exhibit 10.1.9

AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

THIS AMENDMENT TO THE EXECUTIVE EMPLOYMENT AGREEMENT (“Agreement”), that was effective August 31, 2015 (the “Effective Date”), is made between Costco Wholesale Corp. and W. Craig Jelinek (“Executive”).

In consideration of the mutual covenants and agreements hereinafter set forth in the Agreement and in this
Amendment and intending to be legally bound hereby, the Company and Executive agree as follows:

1.    Section 7(b) of the Agreement shall be amended to read: Term of Agreement. The term of this Agreement shall expire on December 31, 2016, and may be renewed for one or more additional one-year or shorter terms upon the written agreement of both parties.

2.    All other terms and conditions of the Agreement shall remain unchanged.

COSTCO WHOLESALE CORPORATION

By:	/s/ JEFFREY H. BROTMAN	7/21/2016
Jeffrey H. Brotman Chairman of the Board of Directors

EXECUTIVE
By:
	/s/ W. CRAIG JELINEK	7/21/2016
W. Craig Jelinek President and Chief Executive Officer